SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  March 25, 1994

     UNITED AIR LINES, INC.
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     Delaware               33-21220                36-2675206
     (State or other        (Commission  File       (IRS Employer
     jurisdiction of        Number)                  Identification
     incorporation)                                 No.)

     1200 East Algonquin Road
     Elk Grove Township, Illinois  60007
     (Address of principal executive offices)

     P.O. Box 66919
     Chicago, Illinois  60666
     (Mailing Address)

     Registrant's telephone number, including area code:  (312) 952-
     4000






     Item 5.  Other Events

               The Registrant's parent company, UAL Corporation (the "Company"), has entered into an Agreement and Plan of Recapitalization, dated as of March 25, 1994 (the "Recapitalization Agreement"), with the Air Line Pilots Association, International UAL-MEC ("ALPA") and the International Association of Machinists and Aerospace Workers ("IAM") providing for a transaction pursuant to which, among other things, (i) employee stock ownership plans (the "ESOPs") for the benefit of ALPA, IAM and salaried/management employees of the Company may acquire 53% of the equity of the Company (subject to increase to up to 63% in certain circumstances) in exchange for significant pay and benefit concessions and work rule changes; (ii) each share of common stock, par value $5 per share, of the Company will be reclassified into one-half of a new share of common stock, par value $.01 per share, of the Company, $31.10 liquidation value of Series B Preferred Stock, no par value, of the Company and redeemable preferred stock of the Company that immediately upon issuance will be redeemed for $15.55 principal amount of Series A Senior Unsecured Debentures due 2004 of the Registrant, $15.55 principal amount of Series B Senior Unsecured
               Debentures due 2014 of the Registrant and $25.80 in cash; (iii) the Company will enter into revised
               Collective Bargaining Agreements with ALPA and the IAM and will establish a concession program for the salaried and management employees of the Company; (iv) the Company will amend and restate its Certificate of Incorporation and Bylaws; and (v) the Registrant will amend and restate its Certificate of Incorporation. A copy of the Recapitalization Agreement is attached as
               Exhibit 10.1 to the Company's Current Report on Form 8-
               K, dated March 25, 1994 (the "Company 8-K"), and is incorporated herein as an exhibit. In connection with the Recapitalization Agreement, the Company also entered into certain letter agreements relating to the ESOPs, copies of which are attached as Exhibits 10.2 and 10.3 to the Company 8-K. Completion of the transactions contemplated by the Recapitalization
               Agreement are subject to a number of conditions, including approval of the transaction by the Company's stockholders.


     Item 7.   Financial Statements and Exhibits

               (c) Exhibits

               Exhibit No.                   Description

                  10.1             Agreement and Plan of
                                   Recapitalization, dated as of March
                                   25, 1994, among UAL Corporation,
                                   Air Line Pilots Association,
                                   International UAL-MEC and the
                                   International Association of
                                   Machinists and Aerospace Workers,
                                   including all schedules and
                                   exhibits thereto, filed as Exhibit
                                   10.1 to UAL Corporation's (File No.
                                   1-6033) Form 8-K, dated March 25,
                                   1994, and incorporated herein by
                                   reference.

                 10.2 Letter agreement, dated as of March 25, 1994, among UAL Corporation, Air Line Pilots Association,
                                   International UAL-MEC and the
                                   International Association of
                                   Machinists and Aerospace Workers,
                                   filed as Exhibit 10.2 to UAL
                                   Corporation's (File No. 1-6033)
                                   Form 8-K, dated March 25, 1994, and
                                   incorporated herein by reference.

                  10.3 Letter agreement, dated as of March 25, 1994, among UAL Corporation and State Street Bank and Trust
                                   Company, filed as Exhibit 10.3 to
                                   UAL Corporation's (File No. 1-6033)
                                   Form 8-K, dated March 25, 1994, and
                                   incorporated herein by reference.

                  99.1 Press Release of UAL Corporation, dated March 25, 1994, filed as
                                   Exhibit 99.1 to UAL Corporation's
                                   (File No. 1-6033) Form 8-K, dated
                                   March 25, 1994, and incorporated
                                   herein by reference.

                  99.2 Press Release of UAL Corporation, dated March 28, 1994, filed as
                                   Exhibit 99.2 to UAL Corporation's
                                   (File No. 1-6033) Form 8-K, dated
                                   March 25, 1994, and incorporated
                                   herein by reference.

     SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             UNITED AIR LINES, INC.


                                        By:  /s/ John C. Pope

                                             John C. Pope
                                             President and
                                             Chief Operating Officer

     Dated:  March 29, 1994


                             INDEX TO EXHIBITS

     Exhibit Number                Description

     10.1 Agreement and Plan of Recapitalization, dated as of March 25, 1994, among UAL Corporation, Air Line Pilots Association,
                                   International UAL-MEC and the
                                   International Association of
                                   Machinists and Aerospace Workers,
                                   including all schedules and
                                   exhibits thereto, filed as Exhibit
                                   10.1 to UAL Corporation's (File No.
                                   1-6033) Form 8-K, dated March 25,
                                   1994, and incorporated herein by
                                   reference.

     10.2 Letter agreement, dated as of March 25, 1994, among UAL Corporation, Air Line Pilots Association,
                                   International UAL-MEC and the
                                   International Association of
                                   Machinists and Aerospace Workers,
                                   filed as Exhibit 10.2 to UAL
                                   Corporation's (File No. 1-6033)
                                   Form 8-K, dated March 25, 1994, and
                                   incorporated herein by reference.

     10.3 Letter agreement, dated as of March 25, 1994, among UAL Corporation and State Street Bank and Trust
                                   Company, filed as Exhibit 10.3 to
                                   UAL Corporation's (File No. 1-6033)
                                   Form 8-K, dated March 25, 1994, and
                                   incorporated herein by reference.

     99.1                          Press Release of UAL Corporation,
                                   dated March 25, 1994, filed as
                                   Exhibit 99.1 to UAL Corporation's
                                   (File No. 1-6033) Form 8-K, dated
                                   March 25, 1994, and incorporated
                                   herein by reference.

     99.2                          Press Release of UAL Corporation,
                                   dated March 28, 1994, filed as
                                   Exhibit 99.2 to UAL Corporation's
                                   (File No. 1-6033) Form 8-K, dated
                                   March 25, 1994, and incorporated
                                   herein by reference.